Exhibit 32.1



                         AQUENTIUM, INC.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned executive officer of Aquentium, Inc. (the "Company") certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

..     the annual report on Form 10-KSB of the Company for the year ended
      September 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..     the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                     /s/ Mark T. Taggatz
Date:   April 7, 2006                ____________________________________
                                     Mark T. Taggatz
                                     Principal Executive Officer
                                     Principal Financial Officer